Smith Barney Trust II

On Behalf of

Smith Barney Diversified Large Cap Growth Fund

SUPPLEMENT DATED APRIL 26, 2005

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 25, 2005, AS AMENDED

The following information supercedes the disclosure in the Prospectus and Statement of Additional Information of Smith Barney Diversified Large Cap Growth Fund, a series of Smith Barney Trust II. Defined terms have the same meaning as set forth in the Prospectus and Statement of Additional Information.

Effective April 20, 2005, Harry D. Cohen and Scott K. Glasser became responsible for the day to day management of the fund.

Mr. Cohen is the Chief Investment Officer of the Manager and managing director of Citigroup Global Markets Inc. (“CGM”), and has been with the Manager since 1980. Mr. Glasser, investment officer of the Manager and managing director of CGM, has been with the Manager since 1996.

FD03149